UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 1, 2014

Comjoyful International Company

(Exact name of registrant as specified in charter)

Nevada	000-08299	84-0691531
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

J4-2-12, Diplomatic Residence Compound,

No.1 Xiushui Street, Jianguomen Wai,

Chaoyang District, Beijing 100600, China

(Address of principal executive offices)

0086 10 8589 2903

(Issuer's Telephone Number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2014, Comjoyful International Company (the “Registrant”) determined to change its fiscal year end from April 30 to December 31. The change of the fiscal year end was approved by the Registrant’s Board of Directors on March 1, 2014. The Registrant will file Form 10-K covering the transition period from May 1, 2013 to December 31, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comjoyful International Company By: _/s/Yazhong Liao________________ Name: Yazhong Liao Title: Chief Executive Officer

Date: March 3, 2014

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